Supplement Dated December 4, 2015
to the Prospectuses for

Clarity VA (Dated May 1, 2007)
Clarity 2+2 VA (Dated May 1, 2008)

Issued By

Athene Annuity & Life Assurance Company
(formerly known as Liberty Life Insurance Company)

Athene Variable Annuity Account A
(formerly known as Liberty Life Variable Annuity Account A)

This supplement updates certain information in the prospectuses for the variable annuity contracts listed above (each a “Contract”). Please read this supplement carefully and keep it with your Contract prospectus for future reference.

As you know, in April 2011, Athene Holding Ltd., a Bermuda-based insurance holding company, acquired Liberty Life Insurance Company from Royal Bank of Canada.  Thereafter, Liberty Life Insurance Company was renamed Athene Annuity & Life Assurance Company.  Additionally, the name of the separate account funding the Contracts was changed from Liberty Life Variable Annuity Account A to Athene Variable Annuity Account A.

Recently, the home address of Athene Annuity & Life Assurance Company has been changed to 7700 Mills Civic Parkway, West Des Moines, IA 50266-3862. Athene Annuity & Life Assurance Company is organized under the laws of the State of Delaware, and is an indirect, wholly-owned subsidiary of Athene Holding Ltd.

Concentrix Insurance Administration Solutions Corporation (“Concentrix”) is the administrative service provider for the Contracts.  Concentrix is located at 2000 Wade Hampton Boulevard, Greenville, SC 29615. All payments, correspondence (including claims documents), notices, and any telephonic transactions should continue to be directed to Concentrix at P.O. Box 19086, Greenville, SC 29602, 1-800-423-9398.

Neither the name change of the separate account funding the Contracts to Athene Variable Annuity Account A, nor the name change of its insurance company depositor to Athene Annuity & Life Assurance Company, changes or alters any of the terms or provisions of your Contract.  Athene Annuity & Life Assurance Company will continue to honor all of its obligations under your Contract.

If you have any questions regarding this supplement, please call or write to our administrator, Concentrix, at P.O. Box 19086, Greenville, SC 29602 (2000 Wade Hampton Blvd., Greenville, SC 29615), 1-800-423-9398.